Investment Strategy - BNY Mellon International Core Equity Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and Canada. The fund may invest up to 20% of its assets in securities of issuers located in emerging market countries. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain countries.

The fund's sub-adviser, Newton Investment Management North America, LLC, an affiliate of BNY Mellon Investment Adviser, Inc., employs a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks for the fund. The fund's sub-adviser seeks to allocate country weights generally in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur. The sub-adviser uses the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index. The fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund typically sells a company's stock when the fund's sub-adviser determines that the company appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the sub-adviser's expectations.